UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Driehaus Mutual Funds
(Name of Registrant as Specified in Its Charter)

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DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund	Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund	Driehaus International Small Cap Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Large Cap Growth Fund
Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund
Driehaus International Credit Opportunities Fund	Driehaus Select Credit Fund

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 27, 2012

October 12, 2012

To the Shareholders:

You are invited to attend a special meeting of the shareholders of the Driehaus Mutual Funds (the “Trust”) to be held in the offices of the Trust at 25 East Erie Street, Chicago, Illinois 60611, on November 27, 2012 at 10:00 a.m., Central time, for the following purpose and to transact such other business, if any, as may properly come before the meeting:

1.	(All Funds): To elect six (6) Trustees to the Board of the Trust.

The Board of the Trust has fixed the close of business on October 2, 2012 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

By order of the Board

Robert H. Gordon
President

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

PROXY STATEMENT

DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund	Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund	Driehaus International Small Cap Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund	Driehaus Large Cap Growth Fund
Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund
Driehaus International Credit Opportunities Fund	Driehaus Select Credit Fund

(each a “Fund” and together the “Funds”)

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

October 12, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 27, 2012:

The Proxy Materials are available at www.kingproxy.com/driehaus.

GENERAL

The accompanying proxy is solicited by the Board of Trustees (the “Board” and each member thereof a “Trustee”) of the Driehaus Mutual Funds (the “Trust”) for voting at the special meeting of shareholders of the Trust to be held on November 27, 2012 at 10:00 a.m., Central time in the Trust’s offices at 25 East Erie Street, Chicago, Illinois 60611, and at any and all adjournments thereof (the “Meeting”). This proxy statement and the enclosed proxy are first being mailed to shareholders on or about October 17, 2012.

Shareholders are being asked to consider and vote on the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1 (All Funds)	To elect six (6) Trustees to the Board of the Trust.

Shareholders of each Fund will vote together as a single class to elect Trustees to the Board. A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the shares of the Trust represented in person or by proxy will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting: (1) the affirmative vote of more than 50% of the shares of the Trust present at the Meeting, either in person or by proxy, will be required to elect each of the current Trustees to the Board and (2) the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting will be required to elect the Nominees to fill the current vacancies on the Board of Trustees. In tallying shareholder votes for the Meeting, abstentions (i.e., shares for which a proxy is presented that abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Abstentions and broker non-votes will have the effect of a vote against the election of the Trustees on Proposal 1.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the Trustees. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute proxies in any of the above manners may revoke the proxies at any time before they are voted, either by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. For directions on how to attend the Meeting in person, please call 1-800-993-4420.

The Board has fixed the close of business on October 2, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, 369,953,071.631 shares of the Trust were issued and outstanding in the following series:

Fund	Shares
Driehaus Active Income Fund	258,322,190.957
Driehaus Emerging Markets Growth Fund	31,072,673.279
Driehaus Emerging Markets Small Cap Growth Fund	5,523,760.629
Driehaus Global Growth Fund	4,865,659.461
Driehaus International Credit Opportunities Fund	2,820,309.421
Driehaus International Discovery Fund	7,919,372.352
Driehaus International Small Cap Growth Fund	25,354,226.397
Driehaus Large Cap Growth Fund	1,467,386.557
Driehaus Mid Cap Growth Fund	1,729,670.435
Driehaus Select Credit Fund	30,877,822.143

PROPOSAL 1

ELECTION OF TRUSTEES TO THE BOARD

(All Funds)

General

At the Meeting, shareholders of the Trust will be asked to elect a slate of six individuals to constitute the Board of the Trust. The Board has nominated existing Board members Francis J. Harmon, A.R. Umans, Daniel F. Zemanek and Richard H. Driehaus as Trustees of the Trust. Mr. Umans, Mr. Zemanek and Mr. Driehaus were elected by the initial shareholder of the Trust in 1996. Mr. Harmon was appointed to the Board in 1998 by the then sitting Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board has determined that given the increasing number and complexity of the Funds and the need to provide for adequate succession planning, the Board should be expanded by two positions. The Board has nominated Theodore J. Beck and Dawn M. Vroegop to fill the two additional positions. Mr. Beck and Ms. Vroegop have served as Advisory Board Members of the Trust since November 2011 when they were appointed by the current Trustees. Mr. Harmon, Mr. Umans and Mr. Zemanek (the “Independent Trustees”) and Mr. Beck and Ms. Vroegop (the “Nominees”) are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Driehaus is considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”) because he is an officer of the Trust’s investment adviser, Driehaus Capital Management LLC (the “Adviser”), and the distributor (Driehaus Securities LLC or the “Distributor”) and has a controlling interest in each.

Each nominee elected to the Board will serve as a Trustee of the Trust until (i) the termination of the Trust, or (ii) the Trustee’s death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or (iii) the removal of the Trustee as provided for in the Declaration of Trust.

All the nominees listed below have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The following table presents certain information about the nominees. Each nominee’s year of birth is set forth after his or her name.

Nominees for Election as Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Nominee
INDEPENDENT TRUSTEE NOMINEES FOR NEW POSITIONS:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Advisory Board Member	Since 2011	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability since 2010; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006; Wisconsin Alumni Association Board since 2006; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds, Inc., 2008-2010.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Advisory Board Member	Since 2011	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Governance Chair since 2006, Investment Committee Chair since 2008, Met Investor Series Trust; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003.

CURRENT INDEPENDENT TRUSTEES:
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Nominee

A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital.

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services company specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from
			2003-2007; Consultant, real estate development prior thereto.	None

CURRENT INTERESTED TRUSTEE:
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Founder and Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum.

Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The slate of nominees proposed for election at the Meeting is comprised of one individual who would be an Interested Trustee and five individuals who would be Independent Trustees. 1940 Act rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. The Board has appointed an Independent Trustee to serve as Chairman of the Board. If the proposed Board slate is approved by shareholders, more than 75% of the Board members will be Independent Trustees. The Board has determined that its leadership structure is appropriate given the size of the Board, the extensive experience of each Trustee/Nominee with the Trust and the number and nature of Funds within the Trust.

The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. As part of its general oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding the risks faced by the Funds. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. In addition, as part of the Board’s oversight of the Funds’ advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues. The Board has established three standing committees—the Audit Committee, the Executive Committee and the Nominating and Governance Committee—to which it has delegated certain responsibilities as described below. Each Committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (i) the quality and integrity of the Funds’ financial statements and the independent audit thereof; (ii) the Funds’ accounting and financial reporting processes and internal control over financial reporting; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held two meetings during the Trust’s last fiscal year.

Executive Committee

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Nominating and Governance Committee’s primary purpose is (i) to identify and recommend individuals for membership on the Board and (ii) to oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee at 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

During 2011, the Board met four times. Each current Trustee attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during 2011, except for Mr. Driehaus.

Under the Trust’s Governance Guidelines and Procedures, Trustees are encouraged to be present at each meeting of shareholders in order to facilitate communications with shareholders. Under circumstances where no Trustee is available to attend a shareholders meeting, the Board may designate a senior officer of the Trust to be present and to report back to the Board.

The Trust’s Nominating and Governance Committee Charter is attached hereto as Appendix A.

Trustee/Nominee Qualifications

The following is a brief discussion of the experiences and qualifications that led to the conclusion that each Trustee/Nominee should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee/Nominee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each current Trustee’s previous record of service as a Trustee or Advisory Board Member was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee/Nominee, the Board considered, among other factors, the following experience and qualifications:

Theodore J. Beck. Mr. Beck has served as an Advisory Board Member of the Trust since 2011. He is currently President and Chief Executive Officer of the National Endowment for Financial Education. Mr. Beck previously served as Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin- Madison from 1999 to 2005. He also serves on the Boards of the President’s Advisory Council on Financial Capability, the Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion, the Jump$tart Coalition for Personal Financial Literacy and the Wisconsin Alumni Association Board. He previously has served on the Boards of the President’s Advisory Council on Financial Literacy, Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust.

Richard H. Driehaus. Mr. Driehaus has served as Trustee of the Trust since its creation in 1996 and served as President of the Trust from 1996 to 2011. He is Chairman of the Board and founder of the Adviser, the Distributor and USVI. In addition to his business experience as a chief executive officer, Mr. Driehaus has managed investments for over 40 years and currently serves as Chief Investment Officer of the Adviser. He serves on the Boards of Driehaus Capital Holdings LLC, Driehaus Enterprise Management, Inc., The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998 and is currently the Nominating and Governance Committee Chairman. He formerly served as Chairman of the Audit Committee. Mr. Harmon has served as Relationship Manager of Great Lakes Advisors, Inc. since 2008.

From 1989 to 2008, Mr. Harmon was a Principal Account Executive–Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

A.R. Umans. Mr. Umans has served as Trustee of the Trust since its creation in 1996 and as Chairman of the Board since 2005. He has served as Chairman of the Board and Chief Executive Officer of Commerce National Group since 2005 and previously served as the Chairman and Chief Executive Officer of RHC/Spacemaster Corporation, a manufacturing corporation. He also serves on the Boards of Sinai Health System and Schwab Rehabilitation Hospital, and has previously served in various capacities in connection with his Board service for Sinai Health System, including Chairman of the Board and Chair of the Finance Committee, which had responsibility for financial oversight. The Board of the Trust has determined that Mr. Umans is qualified as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Dawn M. Vroegop. Ms. Vroegop has served as an Advisory Board Member of the Trust since 2011. From 1999 to 2003, Ms. Vroegop served as a Managing Director of Dresdner RCM Global Investors. She currently serves on the Board of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Ms. Vroegop has served as the Governance Chair of the Met Investors Series Trust since 2006 and as the Investment Committee Chair since 2008. She also is a Director and the Investment Committee Chair of the City College of San Francisco Foundation.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since its creation in 1996 and currently is the Audit Committee Chairman. He formerly served as Chairman of the Nominating and Governance Committee. Mr. Zemanek currently is President of Ludan, Inc., a real estate services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek also has served as a consultant for real estate development.

References to the experience and qualifications of each Trustee/Nominee are pursuant to requirements of the Securities and Exchange Commission and do not constitute holding out of the Board or any Trustee/Nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Shareholder Communication with the Trustees

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 25 East Erie Street, Chicago, Illinois 60611. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Compensation of Trustees

The Trustee affiliated with the Adviser and the officers, except for the Chief Compliance Officer (“CCO”), serve without any compensation from the Trust. The Trust pays a portion of the CCO’s salary and bonus. In compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“Independent Trustees”) are paid $6,500 for each regular Board meeting attended, except for the Chairman, who receives $7,500 for each regular Board meeting attended. The Independent Trustees receive $2,500 for each telephonic Board meeting attended and $2,000 for each Committee and telephonic Committee meeting attended, and are reimbursed for out-of-pocket expenses. Prior to May 1,

2012, the Independent Trustees received an annual retainer of $30,000, except for the Chairman, who received $35,000. Effective May 1, 2012, the Independent Trustees receive an annual retainer of $45,000, except for the Chairman, who receives $50,000. The Independent Trustees who are also Committee members receive an annual retainer of $5,000 for each Committee they serve on and an additional $2,000 for service as a Committee Chairman. The Trust has no retirement or pension plan. Effective November 1, 2011, the Advisory Board Members are paid $5,000 for each regular Board meeting attended, $1,500 for each telephonic Board meeting attended and $1,500 for each Committee and telephonic Committee meeting attended, and they receive an annual retainer of $25,500.

The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2011 to each of the Independent Trustees, Advisory Board Members and the former CCO:

Name of Trustee/Advisory Board Member/Officer	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust
Francis J. Harmon (Trustee)	$74,000	$0	$0	$74,000
A.R. Umans (Trustee)	$81,000	$0	$0	$81,000
Daniel F. Zemanek (Trustee)	$74,000	$0	$0	$74,000
Theodore J. Beck (Advisory Board Member)	$19,250	$0	$0	$19,250
Dawn M. Vroegop (Advisory Board Member)	$19,250	$0	$0	$19,250
Janet L. McWilliams (former CCO)	$74,583	N/A	N/A	$74,583

Trustee Fund Ownership

Appendix B hereto lists the dollar range of shares of each Fund beneficially owned by each Trustee/Nominee and the amount of shares each Trustee/Nominee owns individually and as a group with the officers of the Trust as of June 30, 2012. Appendix B also lists all shareholders known to the Trust to be record holders or beneficial owners of more than 5% of any Fund as of June 30, 2012. Finally, Appendix B contains information on certain Independent Trustees’ and their immediate family members’ holdings in certain affiliates of the Adviser.

Trust Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since 2006; Senior Vice President of the Trust from 2006-2011.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of Adviser and Distributor from 2004-2012.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, General Counsel and Secretary of the Adviser and the Distributor since 2012; Senior Vice President and Secretary of USVI since 2012; Chief Compliance Officer of the Adviser and Distributor from 2006-2012; Chief Compliance Officer of the Trust from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010; Vice President and Associate Counsel, PNC from 2003-2007.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary	Since 2010	Senior Attorney and Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (formerly Quadriga Group, a financial services company) from 2005-2010.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007.

Required Vote

Election of the Nominees to fill vacancies created by the increase in the size of the Board requires the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting. Election of the current Trustees requires the affirmative vote of more than 50% of the shares of the Trust present at the Meeting, either in person or by proxy.

Recommendation of the Board

The Board recommends that shareholders vote FOR the election of each Trustee/Nominee named above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Trustees, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. E&Y has served the Trust in this capacity since 2002 and has no direct or indirect financial interest in the Trust or any Fund except as the independent registered public accounting firm. A representative of E&Y is expected to be present, in person or by telephone, at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

In connection with the audit of the 2011 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of the courts of the State of New York or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

Audit Fees

For the fiscal years ended December 31, 2011 and 2010, E&Y billed the Trust $340,300 and $300,100, respectively, for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2011 and 2010, E&Y billed the Trust $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above. For the fiscal years ended December 31, 2011 and 2010, E&Y provided no audit-related services to the Adviser or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2011 and 2010, E&Y billed the Trust $82,900 and $107,400, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of a review of the tax returns and tax distribution requirements, analysis relating to passive foreign investment company status, analysis relating to loss carry forward limitations as well as assisting with the preparation, submission and responses related to a change in method of accounting election. For the fiscal years ended December 31, 2011 and 2010, E&Y did not bill the Adviser or any of its control affiliates for any tax services that were for engagements directly related to the Trust’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2011 and 2010, E&Y did not bill the Trust for products and services other than the services reported above. For the fiscal years ended December 31, 2011 and 2010, E&Y provided no other services to the Adviser or any of its control affiliates that were for engagements directly related to the Trust’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Trust’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Trust, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services in amounts of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2011 and 2010, E&Y billed the Trust $82,900 and $107,400, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its affiliates $0 and $0, respectively, in non-audit fees. The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

MISCELLANEOUS

Investment Adviser

The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of September 30, 2012, managed approximately $8.2 billion in assets.

Proxy Solicitation and Expenses

Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers of the Trust and employees of the Adviser, none of whom will receive any additional compensation for such service, and by third-party solicitation agent. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Trust. The Trust has engaged D.F. King & Co., Inc. (“DF King”) to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by DF King will be approximately $27,000, plus reimbursement of reasonable expenses. As the Meeting date approaches, you may receive a call from a representative of DF King who may ask you for your vote.

When receiving your instructions by telephone, the DF King representative is required to ask you for your full name, address, employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to DF King by the Trust, then the DF King representative will explain the process. DF King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. DF King will record your instructions and transmit them to the official tabulator, and within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call DF King immediately if the confirmation does not reflect your instructions correctly. Any telephonic voting will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.

Shareholders may also vote over the Internet. Please see the proxy card for instructions on how to vote over the Internet. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact DF King toll-free at 1-800-993-4420.

Adjournment

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of the shares present, in person or by proxy, at the Meeting. In the event that a quorum is present at the Meeting, but sufficient votes to elect the Trustees are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved by the affirmative vote of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 25 East Erie Street, Chicago, Illinois 60611. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-993-4420.

A copy of the Trust’s annual and semi-annual report is available without charge upon request by writing to the Trust, 25 East Erie Street, Chicago, Illinois 60611, or by calling 1-888-636-8835. Reports are also available on the Driehaus Mutual Funds website at www.driehaus.com or at the website of the Securities and Exchange Commission at www.sec.gov.

Please complete, sign and return the enclosed proxy card(s) (or take advantage of available telephonic or Internet voting procedures; see the proxy card for instructions) promptly. No postage is required if mailed in the United States.

By order of the Board of Trustees

Robert H. Gordon President

Appendix A

DRIEHAUS MUTUAL FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED MAY 16, 2005

AMENDED MAY 14, 2007

AMENDED MAY 17, 2010

I.	PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating and Governance Committee shall be comprised of each trustee who is an independent trustee, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

A majority of the members of the Nominating and Governance Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Nominating and Governance Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates who are proposed to serve as an “Independent Trustee” must be so qualified under applicable laws and regulations.

(e)	Age, education, relevant business experience and geographic factors generally will be taken into consideration.

(f)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Periodically review the Board Governance Guidelines and Procedures, and recommend changes, if any, to the Board.

3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	Periodically review Independent Trustee compensation and Fund ownership criteria, and recommend any appropriate changes.

5.	Determine the process to be followed for the annual evaluation of the performance of the Board.

6.	Oversee the development of a program for the orientation of new Independent Trustees.

7.	Oversee the development of a continuing education program to keep the Independent Trustees abreast of industry and regulatory developments.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review this Charter, annually, and recommend changes, if any, to the Board.

2.	Review the Fund’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage.

3.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Appendix B

FUND OWNERSHIP

The following table sets forth, for each Independent Trustee/Nominee and Interested Trustee, the dollar range of shares beneficially owned in each Fund, as well as the aggregate dollar range of shares beneficially owned in all of the Funds, as of June 30, 2012.

Name of Trustee/Nominee and Dollar Range of Fund Shares Owned
	Interested Trustee	Independent Trustees			Nominees
Name of Fund	Richard H. Driehaus	Francis J. Harmon	A.R. Umans	Daniel F. Zemanek	Theodore J. Beck	Dawn M. Vroegop
Driehaus Active Income Fund	Over $100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	None	$10,001-$50,000
Driehaus Emerging Markets Growth Fund	Over $100,000	$50,001-$100,000	$1-$10,000	$50,001-$100,000	$10,001-$50,000	None
Driehaus Emerging Markets Small Cap Growth Fund	Over $100,000	None	None	None	None	None
Driehaus Global Growth Fund	Over $100,000	None	$10,001-$50,000	$50,001-$100,000	None	None
Driehaus International Credit Opportunities Fund	Over $100,000	None	None	None	None	$1-$10,000
Driehaus International Discovery Fund	Over $100,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	None	None
Driehaus International Small Cap Growth Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000	None	None
Driehaus Large Cap Growth Fund	None	None	$10,001-$50,000	$10,001-$50,000	None	None
Driehaus Mid Cap Growth Fund	None	None	$10,001-$50,000	$10,001-$50,000	None	None
Driehaus Select Credit Fund	Over $100,000	None	None	None	$10,001-$50,000	None
Aggregate Amount of Fund Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000

As of June 30, 2012, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Driehaus Active Income Fund, the Driehaus Emerging Markets Growth Fund and the Driehaus Mid Cap Growth Fund. The table below sets forth the amount of Fund shares owned by the officers and Trustees as of June 30, 2012 in the remaining Funds. The address of each beneficial owner listed below is 25 East Erie, Chicago, IL 60611.

	Name of Trustee/Nominee/Officer and Amount of Fund Shares Owned
Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Driehaus Emerging Markets Small Cap Growth Fund	Richard H. Driehaus	1,378,116.954	29.54%
	Robert H. Gordon	6,298.554	0.14%
	Michael R. Shoemaker	358.554	0.01%

	Name of Trustee/Nominee/Officer and Amount of Fund Shares Owned
Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
	Michael P. Kailus	181.235	0.00%
Total		1,384,955.297	29.69%
Driehaus Global Growth Fund	Richard H. Driehaus	1,211,956.612	25.02%
	Daniel F. Zemanek	10,009.476	0.21%
	Michelle L. Cahoon	7,161.199	0.15%
	Robert H. Gordon	6,925.913	0.14%
	A.R. Umans	1,474.783	0.03%
	Janet L. McWilliams	1,433.933	0.03%
Total		1,238,961.916	25.58%
Driehaus International Credit Opportunities Fund	Richard H. Driehaus	701,518.506	24.92%
	Robert H. Gordon	25,054.232	0.89%
	Dawn M. Vroegop	1,003.173	0.04%
	Michael R. Shoemaker	199.807	0.01%
	Michael P. Kailus	5.844	0.00%
Total		727,781.562	25.86%
Driehaus International Discovery Fund	Richard H. Driehaus	75,744.326	0.93%
	Daniel F. Zemanek	3,443.025	0.04%
	Michelle L. Cahoon	1,679.208	0.02%
	Francis J. Harmon	1,050.806	0.01%
	A.R. Umans	728.717	0.01%
	Janet L. McWilliams	515.480	0.01%
	Michael P. Shoemaker	17.430	0.00%
	Michael P. Kailus	1.491	0.00%
Total		83,180.483	1.02%
Driehaus International Small Cap Growth Fund	Richard H. Driehaus	1,143,611.587	4.56%
	Daniel F. Zemanek	12,399.201	0.05%
	Francis J. Harmon	8,257.214	0.03%
	Michelle L. Cahoon	7,733.646	0.03%
	Robert H. Gordon	4,950.545	0.02%
	A.R. Umans	1,713.556	0.01%
	Michael P. Kailus	1,125.119	0.00%

	Name of Trustee/Nominee/Officer and Amount of Fund Shares Owned
Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
	Janet L. McWilliams	1,140.395	0.00%
Total		1,180,931.263	4.70%
Driehaus Large Cap Growth Fund	Robert H. Gordon	8,487.016	0.57%
	Michelle L. Cahoon	3,215.312	0.22%
	Daniel F. Zemanek	2,506.021	0.17%
	A.R. Umans	1,643.858	0.11%
Total		15,852.207	1.07%
Driehaus Select Credit Fund	Richard H. Driehaus	1,576,602.077	5.59%
	Robert H. Gordon	53,844.093	0.19%
	Theodore J. Beck	2,512.070	0.01%
	Michael R. Shoemaker	527.854	0.00%
	Michael P. Kailus	71.976	0.00%
Total		1,633,558.070	5.79%

Trustees’ Holdings in Certain Affiliates of the Adviser

In addition to investing in the various Funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time invest in third-party investment ventures in which affiliates and employees of the Adviser also invest.

The following table sets forth, as of June 30, 2012, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable Independent Trustee and his immediate family members.

Name of Trustee	Name of Owners and Relationships to Trustee	Limited Partnership	Value of Securities(1)	Percent of Class
A.R. Umans	Madeleine Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$102,634	0.52%
	A.R. Umans; Madeleine Umans (spouse)	Driehaus Micro Cap Fund, L.P.	$141,305	0.42%
	A.R. Umans; Madeleine Umans (spouse)	Driehaus Credit Opportunities Fund, L.P.	$94,760	0.34%

(1)	Interests in limited partnerships.

5% Owners

As of June 30, 2012, the following persons are known to the Trust to be record holders or beneficial owners of 5% or more of any of the following Funds:

Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Driehaus Active Income Fund	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	67,157,051.400	27.36%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	60,618,055.854	24.69%
	Genworth Financial Trust Company FBO Genworth Financial Asset Management FBO Their Mutual Clients 3200 North Central Suite 612 Phoenix, AZ 85012	34,251,605.631	13.95%
Driehaus Emerging Markets Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12,187,609.099	39.77%
	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	8,972,207.754	29.27%
Driehaus Emerging Markets Small Cap Growth Fund	Richard H. Driehaus 2003 Rev Trust c/o Driehaus Capital Management 25 East Erie Street Chicago, IL 60611	1,124,867.714	24.11%
	Driehaus Family Partnership 25 East Erie Street Chicago, IL 60611	562,139.530	12.05%
	Driehaus Investments LLC 25 East Erie Street Chicago, IL 60611	422,207.428	9.05%
	Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	405,905.039	8.70%
	Driehaus Associates Fund 25 East Erie Street Chicago, IL 60611	321,623.923	6.89%
	Richard H. Driehaus Foundation 25 East Erie Street Chicago, IL 60611	268,897.273	5.76%

Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
	Richard H. Driehaus c/o Driehaus Capital Management 25 East Erie Street Chicago, IL 60611	253,249.240	5.43%
Driehaus Global Growth Fund	Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	1,005,986.004	20.77%
	Richard H. Driehaus 2003 Rev Trust c/o Driehaus Capital Management 25 East Erie Street Chicago, IL 60611	906,861.795	18.72%
	Driehaus Associates Fund 25 East Erie Street Chicago, IL 60611	491,902.958	10.15%
	Driehaus Investments LLC 25 East Erie Street Chicago, IL 60611	447,658.298	9.24%
	Driehaus Family Partnership 25 East Erie Street Chicago, IL 60611	350,058.715	7.23%
	Richard H. Driehaus c/o Driehaus Capital Management 25 East Erie Street Chicago, IL 60611	305,094.817	6.30%
	Driehaus Capital Management LLC Deferred Comp 25 East Erie Street Chicago, IL 60611	282,453.817	5.83%
Driehaus International Credit Opportunities Fund	Driehaus Companies Profit Sharing Plan and Trust 25 East Erie Street Chicago, IL 60611	2,004,338.588	71.20%
	Richard H. Driehaus 25 East Erie Street Chicago, IL 60611	701,518.506	24.92%
Driehaus International Discovery Fund	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	2,326,196.968	28.71%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,384,543.263	17.09%

Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
	Northern Trust Co. FBO McDonalds Corporation Profit Sharing & Savings Plan DV P.O. Box 92994 Chicago, IL 60675	776,970.804	9.59%
	MAC & Co. Counsel Trust Co. Custodian Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230	634,950.381	7.84%
Driehaus International Small Cap Growth Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5,160,910.678	20.58%
	Marshall & Ilsley Trust Co. TTEE Salt River Project Employees’ Retirement Plan c/o M&I Trust Co. NA 11270 West Park Place Ste. 400 Milwaukee, WI 53224	4,673,024.975	18.63%
	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	2,908,262.993	11.60%
	Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	1,963,379.954	7.83%
Driehaus Large Cap Growth Fund	Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	349,839.311	23.61%
	New York Foundling Charitable Corp 590 Avenue of the Americas New York, NY 10011	138,146.190	9.32%
	Dingle & Co. c/o Comerica Bank P.O. Box 75000 Detroit, MI 48275	115,115.100	7.77%
	Jay A. Brammer 3925 River Crossing Parkway Indianapolis, IN 46240	98,645.800	6.66%
	Driehaus Associates Fund 25 East Erie Street Chicago, IL 60611	94,913.847	6.41%
	Cindy D. Brammer 3925 River Crossing Parkway Indianapolis, IN 46240	75,186.056	5.07%

Name of Fund	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Driehaus Mid Cap Growth Fund	Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street Chicago, IL 60611	335,056.501	19.26%
	Evelyn Illich Trust 141 N La Grange Road La Grange, IL 60525	287,377.732	16.52%
	Driehaus Family Partnership 25 East Erie Street Chicago, IL 60611	124,986.445	7.19%
Driehaus Select Credit Fund	National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	5,837,450.211	20.72%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5,637,116.770	20.01%
	Genworth Financial Trust Company FBO Genworth Financial Asset Management FBO Their Mutual Clients 3200 North Central Suite 612 Phoenix, AZ 85012	4,378,691.241	15.54%
	The Fulton Company c/o Fulton Financial Advisors Lancaster, PA 17604	1,843,054.179	6.54%
	Richard H. Driehaus 25 East Erie Street Chicago, IL 60611	1,576,602.077	5.59%

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

LOG-ON:	Vote on the Internet at www.kingproxy.com/driehaus and follow the on-screen instructions.
CALL:	To vote by phone call toll-free 1-800-993-4420 and follow the recorded instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

FUND NAME PRINTS HERE	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 27, 2012

The undersigned hereby appoints Michelle L. Cahoon, Diane J. Drake, William H. Wallace, III and Michael P. Kailus and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Driehaus Mutual Funds (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the offices of the Trust at 25 East Erie Street, Chicago, Illinois 60611, on November 27, 2012 at 10:00 a.m., Central time and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail this proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number listed above and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided above and follow the instructions, using your proxy card as a guide.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.
DRI02-Front 1.04

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ■
This proxy is being solicited by the Board of Trustees.
The Board of Trustees recommends a vote “FOR” the following proposal:

1.	To elect six (6) Trustees to the Board of the Trust.		FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
	(01) Theodore J. Beck (02) Dawn M. Vroegop (03) Francis J. Harmon	(04) A.R. Umans (05) Daniel F. Zemanek (06) Richard H. Driehaus	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE	DRI02-Back 1.03